UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 10, 2016

Amyris, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34885	55-0856151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5885 Hollis Street, Suite 100, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 450-0761
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2016, Amyris, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its first quarter ended March 31, 2016.  A copy of this press release entitled “Amyris First Quarter 2016 Results Deliver Strong Renewable Product Sales Growth and Continued Reduction in Operating Expenses” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release, dated May 10, 2016, entitled “Amyris First Quarter 2016 Results Deliver Strong Renewable Product Sales Growth and Continued Reduction in Operating Expenses”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc.

Date: May 10, 2016	By:	/s/ Raffi Asadorian
Name: Raffi Asadorian
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 10, 2016, entitled “Amyris First Quarter 2016 Results Deliver Strong Renewable Product Sales Growth and Continued Reduction in Operating Expenses”